BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

(the “Fund”)

Supplement dated February 26, 2013 to the
Prospectus of the Fund dated September 28, 2012

Effective May 1, 2013, the following changes are made to the Fund’s prospectus:

In the “Fund Overview” section of the prospectus, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Travis Cooke, CFA	2013	Managing Director of BlackRock, Inc.

The section of the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

Travis Cooke, CFA is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the prospectus captioned “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Travis Cooke, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011; Principal of Barclays Global Investors from 2002 to 2009

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Shareholders should retain this Supplement for future reference.